UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    March 1, 2017

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 7.01    Regulation FD Disclosure.

Retail Rate Case Settlement Term Sheet
On March 1, 2017, the Staff of the Arizona Corporation Commission (“ACC”) filed with the ACC a settlement term sheet with respect to Arizona Public Service Company’s (“APS”) pending general retail rate case. The term sheet is attached hereto as Exhibit 99.1. The settlement term sheet was agreed to by a majority of the formal stakeholders in the rate case, including the ACC Staff, the Residential Utility Consumer Office, limited income advocates and private rooftop solar organizations. The settlement term sheet must be converted to a definitive settlement agreement and signed by the supporting parties. It will then be submitted to an administrative law judge, whose decision regarding whether the settlement should be approved will be reviewed by the ACC. We currently anticipate hearings on the proposed settlement will begin on April 24, 2017. Through a separate agreement, APS, industry representatives, and solar advocates commit to stand by the settlement agreement and refrain from seeking to undermine it through ballot initiatives, legislation or advocacy at the ACC. APS cannot predict whether a definitive settlement agreement based on the settlement term sheet will ultimately be approved by the ACC.

For details regarding APS’s requests in the retail rate case, see Note 3 to the Pinnacle West Capital Corporation (“Pinnacle West”)/APS Annual Report on Form 10-K for the year ended December 31, 2016.
Investor and Analyst Meetings

Pinnacle West will be participating in various meetings with securities analysts and investors on March 1, 2017 and will be utilizing handouts during those meetings. Copies of the handouts were attached to the Pinnacle West/APS Current Report on Form 8-K filed February 28, 2017. Additional handouts for use at the analyst and investor meetings related to the settlement term sheet are attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Settlement Term Sheet with respect to APS's pending general retail rate case

99.2	Pinnacle West Arizona Public Service Company	Pinnacle West additional handouts for use at meetings on March 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: March 1, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: March 1, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer